SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 1, 2007
to Prospectus Dated May 1, 2006

The Prospectus is updated by deleting the section, Portfolio Managers -- Series X (Small Cap Growth Series), and replacing it with the following:

William J. Wolfenden III has been portfolio manager of Series X (Small Cap Growth Series) since September 2002. As a principal of RS Investments, he has managed the RS Smaller Company Growth Fund and related separate accounts since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a Bachelor's degree from Southern Methodist University and a MBA with dual concentration in finance and accounting from Vanderbilt University.

D. Scott Tracy has been co-manager of Series X (Small Cap Growth Series) since January 2007. He has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund and related separate accounts since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a Bachelor's degree in history from Trinity College and a MBA from the University of California at Berkeley. He is also a Chartered Financial Analyst.

Please Retain This Supplement For Future Reference

SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 1, 2007
to the Statement of Additional Information Dated May 1, 2006

The Statement of Additional Information is updated by deleting the first paragraph under, Code of Ethics — RS Investments — Compensation, and replacing it with the following:

Compensation. RS Investments professionals and executives maintain a significant ownership stake in the firm. The firm has three separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm's portfolio managers is part of either the Core Equity Group, the Growth Group or the Value Group. William J. Wolfenden III and D. Scott Tracy are members of the Growth Group (the "Group").

The section under Code of Ethics — RS Investments — Portfolio Management, will be deleted and replaced with the following:

Portfolio Management.

William J. Wolfenden, III. and D. Scott Tracy. Mr. Wolfenden and D. Scott Tracy are the RS Investments portfolio managers that are primarily responsible for the day-to-day management of SBL Fund Series X. Mr. Wolfenden manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2005, the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed.

William J. Wolfenden III
	Number	Total Assets
Other Registered Investment Companies	10	$817.8 million
Other Pooled Investment Vehicles	0	N/A
Other Accounts	4	$24.2 million

As of December 31, 2005, Mr. Wolfenden manages no other registered investment companies, other pooled investment vehicles or other accounts which have a performance based advisory fee. As of December 31, 2005, Mr. Wolfenden beneficially owned no shares of SBL Fund Series X. Mr. Tracy became co-portfolio manager of SBL Fund Series X in January of 2007 and consequently owned no shares of the Fund as of December 31, 2005.

Please Retain This Supplement For Future Reference